[THE FIRST PHILIPPINE FUND INC. LOGO]


                                  Annual Report


                                  June 30, 1999

                                                                  August 3, 1999

Dear Fellow Shareholder:

     We are pleased to report that The First Philippine Fund (Fund) continued its strong appreciation in the second quarter of 1999. The Fund's net asset value (NAV) grew by 29.1% in the quarter to US$109.3 million, or US$9.73 per share. This performance beat that of the Fund's benchmark, the Philippine Stock Exchange composite index (Phisix), which gained 22.6% in peso terms and, aided by a 2.1% appreciation of the Philippine peso, grew by 25.2% in US dollar terms in the same period.

     For the first six months of 1999, the Fund's NAV grew by 32.7%, likewise outperforming the benchmark's 30.1% return in US dollars. For the Fund's fiscal year ended June 30, 1999, the Fund's NAV grew by a significant 49.5% behind a market which grew by 56.2% in US dollar terms. With this recent performance, the Fund has increased its lead over the benchmark since the Fund's inception. Over its lifetime, the Fund has appreciated by 36.6% (after adjusting for all dividends and the effect of the 1995 rights offering), while the Phisix has grown by only 6.7% in US dollar terms.

     The Fund's share price closed at $8.625 on June 30, 1999, appreciating by 36.6% in the June quarter, by 46.8% in the first six months of 1999, and by 50.0% for the 1999 fiscal year. The discount of the Fund's shares to its NAV further narrowed to 11.4% on June 30, 1999 from 16.3% at the end of the previous quarter.

ANOTHER SIGNIFICANT MARKET RALLY

     Following a modest increase in the previous quarter, the Philippine stock market resumed a strong upward trajectory in the June quarter of 1999. This latest performance marks the third straight quarterly growth by the market, a feat not experienced since 1993. The market thus appears to have found a solid footing as it recovers from the market meltdown and subsequent wild volatility in 1997 and 1998.

     The following themes were evident in the market in this last quarter:

     o EVIDENCE OF ECONOMIC RECOVERY. Due to a rebound in agriculture and the government's pump priming activities, first quarter economic results beat expectations. Gross domestic product grew by 1.2% and gross national product grew by 2.0%. The peso remained generally stable and interest rates continued to trend downwards. Inflation declined to 5.8% in June and exports rebounded to a 19.5% growth in June from a weak 2.7% increase in April.

     o MERGERS AND ACQUISITIONS. Major deals were concluded in the banking, telecommunications, and food and beverage sectors during the quarter. While these concluded transactions moved the share prices of the companies involved, speculation involving future deals moved other stocks as well.

     o RESTRUCTURING AND EARNINGS RECOVERY. Normalization and recovery of corporate earnings began to become evident in the quarter, especially in the consumer sector. The rise of cement prices brought new hope to a battered cement sector. However, success was mixed among those companies currently undergoing debt restructuring negotiations with their creditors.

     o MARKET LIQUIDITY. Market turn-over improved as interest rates declined and foreign investors returned. Market interest broadened beyond blue chip stocks; select second-liners -- especially restructuring stories and take-over targets -- enjoyed robust trading activity and strong performance. The quarter saw a preponderance of block trades, a natural result of increased merger and acquisition activity.

     o BENEFICIAL EXTERNAL DEVELOPMENTS. Trends beyond the Philippines' borders further fanned positive sentiment. Southeast Asian markets rallied on a regional recovery theme. The US markets were buoyed by continued healthy economic growth. Japan showed signs of stability and recovery as well. The local market, however, was at times moved downwards by periodic concerns of a Chinese currency devaluation and by US interest rate policy.

     o DOMESTIC RISKS. Much economic risk remains to dampen investor sentiment. These include a growing budget deficit, lack of loan growth, and weakness in the property sector. Politically, there remain concerns about government interference in corporate and media affairs. The highly speculative nature of recent trading activity also adds considerable risk to the market.

OPTIMISM FOR THE FUTURE

     The Fund was able to outperform in the quarter by being significantly invested in the market. It was thus able to fully capture the market's ascent. Furthermore, it benefited from its emphasis on the banking and construction sectors and from good stock selection in the property, conglomerate and consumer sectors. The Fund was likewise invested in some second and third-line stocks that showed good performance.

     The Philippine stock market has corrected in the third quarter to date. In July, the market retreated by 6.8% in US dollars behind increasing concerns about politics, the bottoming of domestic interest rates, and the possibility of another Fed rate hike. Despite this consolidation, the Fund does not intend to significantly alter its strategy. We believe the macroeconomy will continue to support the market as more evidence of its recovery unfolds in the second half of the year. Corporate restructuring, mergers, privatization and deregulation will remain dominant themes. The Fund will be sensitive to opportunities to rotate into more attractively priced stocks and more defensive and economically sensitive situations. The Fund will likewise remain exposed to both blue chips and select second-liners, staying more broadly diversified than the market.

     The First Philippine Fund celebrates its milestone tenth anniversary in October of this year. It has been a most colorful journey indeed and we are most grateful for having you on board with us. At this auspicious juncture, we are happy to remain optimistic about the long-term outlook of the Fund, the Philippine stock market and the Philippine economy as we enter the next millennium.

                                          Very truly yours,


                                          /s/ Lilia C. Clemente
                                          ------------------------------
                                          Lilia C. Clemente
                                          Director, President and Chief
                                          Executive Officer

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
June 30, 1999


                                                                                        Number of
                                                                                           Shares           Value
-----------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (99.0%)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK (93.7%)
Banking (14.4%)
  Bank of the Philippine Islands                                                        1,574,900    $  5,633,223
  Bankard, Inc. (c)                                                                     6,470,000       1,020,988
  Equitable Banking Corp.                                                                 840,000       2,187,155
  Far East Bank and Trust Company                                                         330,171         460,235
  Metropolitan Bank & Trust Company                                                       527,746       5,274,406
  Philippine Commercial International Bank, Inc.                                          180,000       1,230,866
-----------------------------------------------------------------------------------------------------------------
                                                                                                       15,806,873
-----------------------------------------------------------------------------------------------------------------
Conglomerates (21.2%)
  Aboitiz Equity Ventures, Inc.                                                         8,300,000         454,053
  Alsons Consolidated Resources, Inc. (b)                                              15,980,000         273,184
  Ayala Corporation                                                                    35,249,436      11,588,500
  Benpres Holdings Corp. (c)                                                           21,339,700       5,051,215
  First Philippine Holdings Corp. -- A                                                  4,256,998       4,702,381
  Guoco Holdings (Phils), Inc. (c)                                                      4,360,000         100,910
  Metro Pacific Corp. (c)                                                              20,550,000       1,026,905
  Uniwide Holdings, Inc. (c) (e)                                                        8,687,000          75,396
-----------------------------------------------------------------------------------------------------------------
                                                                                                       23,272,544
-----------------------------------------------------------------------------------------------------------------
Construction/Engineering (2.7%)
  Davao Union Cement Corp. (c)                                                         10,066,622         307,119
  DMCI Holdings, Inc. (c)                                                              25,604,000       1,508,415
  HI Cement Corp. (c) (e)                                                              16,290,000         805,460
  Southeast Asia Cement Holdings, Inc. (c)                                             23,105,670         334,231
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,955,225
-----------------------------------------------------------------------------------------------------------------
Electronics (0.5%)
  Ionics Circuits, Inc. (c)                                                               150,000          56,218
  Music Corp. (c)                                                                       1,900,000         344,800
  Solid Group, Inc. (c) (e)                                                             4,150,000         133,160
-----------------------------------------------------------------------------------------------------------------
                                                                                                          534,178
-----------------------------------------------------------------------------------------------------------------
Food and Beverage (12.6%)
  Cosmos Bottling Corp.                                                                 6,650,000         480,972
  La Tondena Distillers, Inc. (c)                                                       1,897,800       2,246,094
  RFM Corporation                                                                       1,250,000         159,447
  San Miguel Corp. -- A                                                                 5,723,942       9,634,746
  Universal Robina Corp.                                                                6,162,000       1,312,719
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,833,978
-----------------------------------------------------------------------------------------------------------------

                See Accompanying Notes to Financial Statements.


                                                                                        Number of
COMMON STOCK (CONTINUED)                                                                   Shares           Value
-----------------------------------------------------------------------------------------------------------------
Port Operations (3.0%)
  Asian Terminals, Inc. (b) (c)                                                        40,949,980    $  1,400,110
  International Container Terminal Services, Inc. (c)                                  15,287,500       1,990,246
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,390,356
-----------------------------------------------------------------------------------------------------------------
Real Estate Development (19.0%)
  Ayala Land, Inc.                                                                     24,411,321       7,704,378
  Belle Corporation (c)                                                                23,900,008       2,545,764
  C & P Homes, Inc. (c)                                                                35,916,750       1,152,449
  Filinvest Land, Inc. (c)                                                             16,487,499       1,864,611
  Pryce Corporation (c)                                                                27,620,000       1,133,218
  Robinson's Land Corp. (b)                                                            10,480,500         882,058
  SM Prime Holdings, Inc.                                                              24,050,000       5,439,745
  Universal Rightfield Property Holdings, Inc. (c)                                      6,100,000          99,469
-----------------------------------------------------------------------------------------------------------------
                                                                                                       20,821,692
-----------------------------------------------------------------------------------------------------------------
Telecommunications (12.4%)
  Digital Telecommunications Phils., Inc. (c)                                          37,800,000       2,326,337
  Philippine Long Distance Telephone Co. ADR (f)                                          371,020      11,200,166
  Pilipino Telephone Company (c) (e)                                                    1,217,500          83,255
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,609,758
-----------------------------------------------------------------------------------------------------------------
Utilities (7.9%)
  Manila Electric Co. -- A                                                              2,145,000       5,528,641
  Petron Corp.                                                                         29,420,002       3,133,739
-----------------------------------------------------------------------------------------------------------------
                                                                                                        8,662,380
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $98,844,322)                                                                               102,886,984
-----------------------------------------------------------------------------------------------------------------
WARRANTS (1.5%)
Real Estate (0.1%)
  Belle Corporation 10/06/00 (c)                                                        2,993,333          59,832
Food and Beverage (1.4%)
  Jollibee Foods Corp. 03/24/03 (c) (e)                                                 2,999,500       1,538,326
-----------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $1,471,505)                                                                                  1,598,158
-----------------------------------------------------------------------------------------------------------------

                See Accompanying Notes to Financial Statements.

                                                                                            Par
SCHEDULE OF INVESTMENTS (CONTINUED)                                          Maturity      (000)           Value
-----------------------------------------------------------------------------------------------------------------
BONDS -- (0.6%)
  Bacnotan Consolidated Industries Inc. Convertible Bond 5.5%
     (Cost $1,750,000)                                                       06/21/04     $1,750     $    708,750
-----------------------------------------------------------------------------------------------------------------
CALL ACCOUNTS (3.2%)
  Philippine Pesos (Cost $3,474,545) (d)                                                                3,463,784
-----------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
  (Cost $105,540,372)                                                                                 108,657,676
-----------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (1.0%)
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.0%)
  Prudential Securities Corp. 5.3516%
     (Cost $1,072,000)                                                       07/02/99      1,072        1,072,000
-----------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                          1,072,000
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.00%)
     (Cost $106,612,372) (a)                                                                         $109,729,676
                                                                                                     ============

(a) Aggregate cost for Federal Income tax purposes is $108,726,699. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:


      Excess of market value over tax cost                $   27,456,008
      Excess of tax cost over market value                   (26,453,031)
                                                          --------------
                                                          $    1,002,977
                                                          ==============

(b)   At fair value as determined by the Board of Directors.
(c)   Non-income producing security.
(d) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f)   ADR -- American Depository Receipt.


                See Accompanying Notes to Financial Statements.

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES                                  June 30, 1999
                                                                     -------------
ASSETS
Investments at value (Cost $106,612,372) .......................     $ 109,729,676
Cash ...........................................................               129
Dividends receivable ...........................................            37,548
Interest receivable ............................................             2,912
                                                                     -------------
TOTAL ASSETS ...................................................       109,770,265
                                                                     -------------
LIABILITIES
Accrued expenses payable .......................................           513,773
                                                                     -------------
TOTAL LIABILITIES ..............................................           513,773
                                                                     -------------
NET ASSETS
 (applicable to 11,225,000 common shares outstanding) ..........     $ 109,256,492
                                                                     -------------
NET ASSET VALUE PER SHARE
 ($109,256,492 divided by 11,225,000) ..........................     $        9.73
                                                                     -------------
Net assets consist of:
 Capital stock .................................................     $     112,250
 Paid-in capital ...............................................       122,296,805
 Accumulated net investment loss ...............................        (2,114,327)
 Accumulated net realized loss on investments ..................       (14,155,471)
 Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities
   denominated in foreign currency .............................         3,117,235
                                                                     -------------
NET ASSETS .....................................................     $ 109,256,492
                                                                     -------------

                                                                         For the
                                                                      Year Ended
STATEMENT OF OPERATIONS                                            June 30, 1999
                                                                  --------------
INVESTMENT INCOME
 Interest (net of taxes withheld $8,256) ........................     $    212,410
 Dividends (net of taxes withheld $195,452) .....................          611,291
                                                                      ------------
TOTAL INVESTMENT INCOME .........................................          823,701
                                                                      ------------
EXPENSES
 Investment advisory fee ........................................          782,967
 Custodian fees .................................................          176,819
 Trustee fee ....................................................          151,324
 Administration fee .............................................          124,800
 Transfer agent fees ............................................            7,780
 Legal fees .....................................................          130,237
 Directors fees .................................................           50,353
 Audit fees .....................................................           54,928
 Printing .......................................................           39,788
 Insurance ......................................................            5,481
 Miscellaneous ..................................................           99,381
                                                                      ------------
TOTAL EXPENSES ..................................................        1,623,858
                                                                      ------------
NET INVESTMENT LOSS .............................................         (800,157)
                                                                      ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
 FOREIGN CURRENCY HOLDINGS, AND OTHER ASSETS AND
 LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Security transactions ........................................      (12,230,804)
   Foreign currency transactions ................................          359,115
                                                                      ------------
 Net change in unrealized appreciation (depreciation) on:
   Investments ..................................................       48,860,159
   Foreign currency holdings and other assets and liabilities
     denominated in foreign currency ............................              (68)
                                                                      ------------
   Net realized and unrealized gains on investments, foreign
     currency holdings and other assets and
     liabilities denominated in foreign currency ................       36,988,402
                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............     $ 36,188,245
                                                                      ------------

                 See Accompanying Notes to Financial Statements

                                                                                        For the           For the
                                                                                     Year Ended        Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                               June 30, 1999     June 30, 1998
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss.......................................................    $   (800,157)     $   (717,294)
     Net realized gain (loss) on security transactions.........................     (12,230,804)        2,760,261
     Net realized gain (loss) on foreign currency transactions.................         359,115        (4,007,245)
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency holdings and other assets
       and liabilities denominated in foreign currency.........................      48,860,091      (111,432,732)
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations..............      36,188,245      (113,397,010)
-----------------------------------------------------------------------------------------------------------------
  Net assets:
     Beginning of period.......................................................      73,068,247       186,465,257
-----------------------------------------------------------------------------------------------------------------
     End of period (including accumulated losses of ($2,114,327) and
       ($2,359,489), respectively).............................................    $109,256,492      $ 73,068,247
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                                             For the Year Ended June 30,
-------------------------------------------------------------------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   6.51      $ 16.61     $  21.18     $  20.66     $  23.11
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss)                                         (0.07)       (0.06)       (0.21)       (0.20)       (0.20)
  Net realized and unrealized gains (losses) on
    investments, foreign currency holdings and other
    assets and liabilities denominated in foreign
    currencies                                                   3.29       (10.04)       (2.86)        1.74         1.27
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             3.22       (10.10)       (3.07)        1.54         1.07
-------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                             --           --           --           --           --
  Distributions from net realized long-term gains                  --           --        (1.50)       (1.02)       (0.85)
  Distributions from net realized short-term gains                 --           --           --           --        (1.25)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS                                  --           --        (1.50)       (1.02)       (2.10)
-------------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE OFFERING                          --           --           --           --        (1.42)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.73      $  6.51     $  16.61     $  21.18     $  20.66
-------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD                        $   8.63      $  5.75     $  13.75     $  16.88     $  16.88
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  Based on market value*                                        50.00%      (58.18)%     (10.88)%       7.03%        7.06%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                         $109,256      $73,068     $186,465     $237,790     $231,857
Ratios to average net assets:
    Operating expenses                                           2.07%        1.91%        1.75%        1.77%        1.82%
    Interest expense                                               --           --           --           --         0.06%
                                                             --------     --------     --------     --------     --------
    Total expenses                                               2.07%        1.91%        1.75%        1.77%        1.88%
    Net investment loss                                         (1.02)%      (0.68)%      (1.10)%      (1.00)%      (1.01)%
*Portfolio turnover                                             16.26%       23.10%       15.32%       24.20%       20.50%
-------------------------------------------------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999
------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $2,555,352 (2% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Amounts realized upon sale of such securities could differ significantly from the fair value. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 1999, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

    The Fund has a capital loss carry forward in the amount of $8,361,654, of which $466,990 and $7,894,664 are available as a reduction of future net capital gains realized through years ended 2005 and 2007, respectively.

    Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1998 incurred and will elect to defer net capital losses of $5,793,817 during the year ended June 30, 1999.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (I) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

    (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

------------

    The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

    Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    As of June 30, 1999, the Fund had temporary book/tax differences primarily attributable to post-October capital losses and passive foreign investment company ("PFIC") mark-to-market, and permanent book/tax differences primarily attributable to foreign currency gains and a net operating loss. During the year ended June 30, 1999, the Fund decreased accumulated net investment loss by $1,045,319, increased accumulated net realized loss on investments by $359,115, with an offsetting decrease to paid-in-capital of $686,204. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the year ended June 30, 1999, the Investment Adviser earned $782,967 from the Fund, of which $68,634 was payable to the Investment Adviser at June 30, 1999.

------------

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the year ended June 30, 1999, the Investment Adviser paid $274,038 to the Philippine Adviser.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the year ended June 30, 1999, the Trustee earned fees of $151,324, of which $38,721 was payable to the Trustee at June 30, 1999.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the year ended June 30, 1999, the Administrator earned fees of $124,800, of which $10,258 was payable to the Administrator at June 30, 1999.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at June 30, 1999 were $16,500 which is included in accrued expenses.

    The Fund paid or accrued approximately $130,237 for the year ended June 30, 1999, for legal services to a law firm of which the Fund's secretary is a partner.

C. CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at June 30, 1999, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D. PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $12,470,389 and $14,306,726, respectively, for the year ended June 30, 1999.

E. OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At June 30, 1999, 99.0% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

REPORT OF INDEPENDENT ACCOUNTANTS
------------

To the Board of Directors and
Shareholders of
The First Philippine Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the The First Philippine Fund Inc. (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, PA
August 12, 1999

TAX INFORMATION (UNAUDITED)
------------

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (June 30, 1999) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

     Dividends received by tax-exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1999.

SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN
------------

     The following is a summary of the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders may participate in the Plan by completing an enrollment card available from American Stock Transfer & Trust Company (the "Plan Agent"), and forwarding it to the address below.

     The Fund intends to distribute to shareholders, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Plan, shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan.

     If the directors of the Fund declare a dividend from net investment income or a capital gains distribution payable either in the Fund's Common Stock or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue such new shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value exceeds the market price of the Fund shares at such time or if the Fund should declare a dividend or distribution payable only in cash, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund valued at the market price on the valuation date. The Fund may not issue shares below net asset value. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants accounts on, or in any event within 30 days after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information for personal tax records. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are certified from time to time by the shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 30 days prior to the applicable dividend or distribution payment date. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company (the Plan Agent) at 40 Wall Street, 46th Floor, New York, NY 10005. Attention Shareholder Services: The First Philippine Fund Inc.

Directors and Officers
------------

Benjamin P. Palma Gil
Director and Chairman

Lilia C. Clemente
Director, President and Chief Executive Officer
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Roberto de Ocampo
Director
John Anthony B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President and Treasurer
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
------------

152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449.)

------------
Investment Adviser
Clemente Capital, Inc.

------------
Administrator
PFPC Inc.

------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company

------------
Custodian
Brown Brothers Harriman & Co.

------------
Legal Counsel
Fulbright & Jaworski L.L.P.

------------
Independent Accountants
PricewaterhouseCoopers LLP

                               SUMMARY OF GENERAL
                                   INFORMATION

--------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.


--------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.


--------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.



This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.